UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

NeoPhotonics Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF STOCKHOLDERS OF NEOPHOTONICS CORPORATION June 2, 2020 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/16875/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20203030300000000000 7   060220 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2, “FOR” PROPOSAL NO. 3, AND "FOR" PROPOSAL NO. 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  x The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors:     FOR  AGAINST  ABSTAIN NOMINEES: 2. Ratification of the selection by our Audit Committee of BDO USA FOR ALL NOMINEES O Timothy S. Jenks O Yanbing Li   LLP as our independent registered public accounting firm for the WITHHOLD AUTHORITY     fiscal year ending December 31, 2020. FOR ALL NOMINEES FOR ALL EXCEPT   3. Approval of the 2020 Equity Incentive Plan. (See instructions below) 4. Approval, on a non-binding, advisory basis, of named executive officer compensation. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” postponement thereof. and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder   Date:   Signature of Stockholder   Date: Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NEOPHOTONICSANNUALMEETINGOF STOCKHOLDERSCORPORATIONOF June 2, 2020 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call. Vote online/phone up until 11:59 PM EST June 1, 2020. COMPANY NUMBER MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending ACCOUNT NUMBER the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/16875/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20203030300000000000 7   060220 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2, “FOR” PROPOSAL NO. 3, AND "FOR" PROPOSAL NO. 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  x The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors:     FOR  AGAINST  ABSTAIN NOMINEES: 2. Ratification of the selection by our Audit Committee of BDO USA FOR ALL NOMINEES O Timothy S. Jenks O Yanbing Li   LLP as our independent registered public accounting firm for the WITHHOLD AUTHORITY     fiscal year ending December 31, 2020. FOR ALL NOMINEES FOR ALL EXCEPT   3. Approval of the 2020 Equity Incentive Plan. (See instructions below) 4. Approval, on a non-binding, advisory basis, of named executive officer compensation. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” postponement thereof. and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder   Date:   Signature of Stockholder   Date: Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NEOPHOTONICS CORPORATION PROXY FOR ANNUAL MEETING OF STOCKHOLDERS JUNE 2, 2020 9:00 AM THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Timothy S. Jenks and Elizabeth L. Eby or either of them, as proxies of the stockholders, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of NEOPHOTONICS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Pacific Time on June 2, 2020, at 2911 Zanker Road, San Jose, CA 95134 USA, and any adjournment or postponement thereof. The Board of Directors recommends a vote "FOR" all nominees listed in Proposal No. 1, "FOR" Proposal No. 2, “FOR” Proposal No. 3, and “FOR” Proposal No. 4. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2, “FOR” PROPOSAL NO. 3, AND “FOR” PROPOSAL NO. 4. (Continued and to be signed on the reverse side.)

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of NEOPHOTONICS CORPORATION To Be Held On: June 2, 2020 at 9:00 AM Pacific Time at 2911 Zanker Road, San Jose, CA 95134 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/22/20. Please visit http://www.astproxyportal.com/ast/16875/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time June 3, 2019. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1. Election of Directors:NOMINEES:Timothy S. Jenks Yanbing Li 2. Ratification of the selection by our Audit Committee of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. Approval of the 2020 Equity Incentive Plan. 4. Approval, on a non-binding, advisory basis, of named executive officer compensation. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2, “FOR” PROPOSAL NO. 3, AND “FOR” PROPOSAL NO. 4. Please note that you cannot use this notice to vote by mail.